SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

March 16, 2007

Date of Report

 (Date of earliest event reported)

WIZZARD SOFTWARE CORPORATION

 (Exact name of registrant as specified in its charter)

Colorado	000-33381	87-0609860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5001 Baum Boulevard, Suite 770

Pittsburgh, Pennsylvania 15213

(Address of Principal Executive Offices)

(412) 621-0902

(Registrant's Telephone Number)

(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a)   Webmayhem, Inc. fimancial statements for the year ended December 31, 2006.

WEBMAYHEM INC.

Gregory & Associates, LLC [Letterhead]

INDEPENDENT AUDITORS REPORT

Board of Directors

WEBMAYHEM INC.

Pittsburgh, Pennsylvania 15213

We have audited the accompanying balance sheets of Webmayhem, Inc. of December 31, 2006 and 2005, the related statements of operations, stockholders equity, and cash flows for the years ended December 31, 2006 and 2005.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The company is not required to have, nor were we engaged to perform, audits of its internal controls over financial reporting.  Our audits included consideration of internal controls over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal controls over financial reporting.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits the financial statements audited by us present fairly, in all material respects, the financial position of Webmayhem Inc. as of December 31, 2006 and 2005 and the results of their combined operations and their cash flows for the years ended December 31, 2006 and 2005, in conformity with generally accepted accounting principles in the United States of America.

/S/ Gregory & Associates, LLC

Salt Lake City, Utah

May 4, 2007

WEBMAYHEM INC.

BALANCE SHEET

ASSETS

	December 31,
	2006	2005
CURRENT ASSETS:
Cash	$50,447	$368
Accounts receivable, net of $0 allowance	374	-

Total current assets	50,821	368

PROPERTY AND EQUIPMENT, net	38,729	15,554
Total assets	$89,550	$15,922

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$226,683	$6,755
Accrued expenses	12,595	4,000
Notes payable	50,000	-
Total current liabilities	289,278	10,755

Total liabilities	289,278	10,755

STOCKHOLDERS' EQUITY
Preferred stock, $.001 par value, 500,000 shares authorized, no shares issued and outstanding	-	-
Series A Convertible Preferred stock, $.001 par value, 500,000 shares authorized, 93,600 shares issued and outstanding, no shares at December 31, 2005	94	-
Common stock, $.001 par value, 9,000,000 shares authorized, 1,000,000 shares issued and outstanding	1,000	1,000
Additional paid-in capital	357,106	120,000
Accumulated deficit	(557,928)	(115,833)
Total stockholders' equity	(199,728)	5,167
Total liabilities and stockholders' equity	$89,550	$15,922

See accompanying notes

WEBMAYHEM INC.

STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2006	2005

Net revenue	$485,328	$96,426

Cost of sales	593,561	71,714
Gross profit	(108,233)	24,712

OPERATING EXPENSES
Selling expenses	12,164	8,726
General and administrative	319,515	134,464

Total Expenses	331,679	143,190
LOSS FROM OPERATIONS	(439,912)	(118,478)

OTHER INCOME (EXPENSE):
Interest expense	(2,200)	-
Other income(expense)	17	-
Total Other Income (Expense)	(2,183)	-
LOSS BEFORE INCOME TAXES	(442,095)	(118,478)
CURRENT INCOME TAX EXPENSE	-	-
DEFERRED INCOME TAX EXPENSE	-	-
NET LOSS	$(442,095)	$(118,478)

See accompanying notes

WEBMAYHEM INC.

STATEMENT OF STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

	Common Stock		Series A Preferred Stock		Additional Paid In	Retained Earnings
	Shares	$	Shares	$	Capital	(Deficit)
Balance, December 31, 2004	1,000,000	$1000	-	$-	$-	$2,645
Management services contributed to the Company	-	-	-	-	120,000	-
Net loss	-	-	-	-	-	(118,478)
Balance, December 31, 2005	1,000,000	1,000	-	-	120,000	(115,833)
Management services contributed to the Company	-	-	-	-	50,000	-
Stock issued for private placement investment	-	-	92,500	93	184,907	-
Stock issued for payment of interest penalty related to private placement	-	-	1,100	1	2,199	-
Net loss	-	-	-	-	-	(442,095)
Balance, December 31, 2006	1,000,000	$1,000	93,600	$94	$357,106	$(557,928)

See accompanying notes

WEBMAYHEM INC.

STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2006	2005
Cash Flows from Operating Activities
Net loss	$(442,095)	$(118,478)
Adjustments to reconcile net loss to net cash used in operating activities:
Management services contributed	50,000	120,000
Non cash interest expense	2,200	-
Depreciation and amortization expense	7,649	1,058

Change in assets and liabilities:
Accounts receivable	(374)	-
Accounts payable	219,928	6,755
Accrued expense	8,595	-
Net Cash Provided by (Used in) Operating Activities	(154,097)	9,335

Cash Flows from Investing Activities:
Purchase of property & equipment	(30,824)	(16,612)
Net Cash Used in Investing Activities	(30,824)	(16,612)

Cash Flows from Financing Activities:
Proceeds from note payable	50,000	4,000
Proceeds issuance of Series A Preferred Stock	185,000	-
Net Cash Provided by Financing Activities	235,000	4,000
Net Increase (Decrease) in Cash	50,079	(3,277)
Cash at Beginning of Period	368	3,645
Cash at End of Period	$50,447	$368
Supplemental Disclosures of Cash Flow Information
Cash paid during the periods for:
Interest	$-	$-
Income taxes	$-	$-

Supplemental Schedule of Non-cash Investing and Financing Activities:

For the Year Ended December 31, 2006

During 2006, the Company recorded $50,000 of expense for services contributed to the Company by Management.

On November 7, 2006, the Company issued 1,100 Series A Preferred Shares in payment of $2,200 of interest expense.

For the Year Ended December 31, 2005

During 2005, the Company recorded $120,000 of expense for services contributed to the Company by Management.

See accompanying notes

WEBMAYHEM INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization – Webmayhem Inc. ["Libsyn"], a Pennsylvania corporation, was organized on January 17, 2001.  The Company provides podcast hosting services, and provides tools to it’s customer to utilized the services offered.

Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Management made assumptions and estimates for determining reserve for accounts receivable.  Actual results could differ from those estimated by management.

Cash and Cash Equivalents – The Company considers all highly liquid investments with an original maturity date of three months or less when purchased to be cash equivalents.

Accounts Receivable - Accounts receivable consist of trade receivables arising in the normal course of business. At December 31, 2006 and 2005, the Company has no allowance for doubtful accounts. The Company determines the allowance based on known troubled accounts, historical experience, and other currently available evidence.

Depreciation - Depreciation of property and equipment is provided on the straight-line method over the estimated useful lives.

Software Development Costs - Statement of Financial Accounting Standards ("SFAS") No. 86 "Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed" requires software development costs to be capitalized upon the establishment of technological feasibility. The establishment of technological feasibility and the ongoing assessment of the recoverability of these costs require considerable judgment by management with respect to certain external factors such as anticipated future revenue, estimated economic life, and changes in software and hardware technologies.  Capitalizable software development costs have not been significant and accordingly no amounts are shown as capitalized at December 31, 2006 and 2005.

Income Taxes - The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes."  This statement requires an asset and liability approach for accounting for income taxes.

Fair Value of Financial Instruments - The fair value of cash, accounts receivable, note receivable, accounts payable and notes payable are determined by reference to market data and by other valuation techniques as appropriate. Unless otherwise disclosed, the fair value of financial instruments approximates their recorded values due to their short-term maturities.

WEBMAYHEM INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - continued

Revenue Recognition - Revenue is recognized when earned. The Company's revenue recognition policy is in compliance with the American Institute of Certified Public Accountants Statement of Position ("SOP") 97-2 (as amended by SOP 98-4 and SOP 98-9) and related interpretations, "Software Revenue Recognition" and the Securities and Exchange Commission Staff Accounting Bulletin No. 101 and 104.  The Company recognizes revenue from providing podcast hosting services when the services are provided and when collection is reasonably assured.

Recently Enacted Accounting Standards - In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”), which establishes a framework for reporting fair value and expands disclosures about fair value measurements. SFAS No. 157 will not have a material impact on the Company’s financial statements.

In June 2006, the Financial Accounting Standards Board (FASB) issued Financial Interpretation No. (FIN) 48, “Accounting for Uncertainty in Income Taxes,” which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.”  The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  The Company is required to adopt FIN 48 beginning in fiscal year 2007 and the impact that the adoption of FIN 48 will have on its financial statements and notes thereto is expected to be immaterial.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R).”  SFAS No. 158 requires employers that sponsor defined benefit pension and postretirement benefit plans to recognize previously unrecognized actuarial losses and prior service costs in the statement of financial position and to recognize future changes in these amounts in the year in which changes occur through comprehensive income. As a result, the statement of financial position will reflect the funded status of those plans as an asset or liability.  Additionally, employers are required to measure the funded status of a plan as of the date of its year-end statement of financial position.  SFAS No. 158 will have no impact on the Company’s financial statements.

Restatement - On October 31, 2006, the Company effected a reverse stock split of .855 share to 1 share on outstanding common stock, and immediately thereafter a stock split of 1000 to 1 for each share of outstanding common stock.  All references to stock issuances and per share data have been reflected in these financial statements.

NOTE 2   GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles of the United States of America, which contemplate continuation of the Company as a going concern.  However, the Company has incurred significant losses, has current liabilities in excess of current assets, negative cash flow from operating activities and has not yet been successful in establishing profitable operations. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management plans to mitigate this doubt by raising additional funds through debt and/or equity offerings and by substantially increasing sales.  There is no assurance that the Company will be successful in achieving profitable operations.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

WEBMAYHEM INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 3   PROPERTY & EQUIPMENT

The following is a summary of property and equipment at:

	Life	December 31,
		2006	2005
Furniture, fixtures and equipment	3-5 yrs	$47,436	$16,612
Less: Accumulated depreciation		(8,707)	(1,058)
Property & equipment, net		$38,729	$15,554

Depreciation expense for the years ended December 31, 2006 and 2005 was $7,649 and $1,058, respectively.

NOTE 4   CAPITAL STOCK

Preferred Stock - The Company has authorized 500,000 shares of preferred stock, $0.001 par value. As of December 31, 2006 and 2005, no shares were issued and outstanding.

Series A Convertible Preferred Stock - The Company has authorized 500,000 shares of preferred stock, $0.001 par value. As of December 31, 2006, 93,600 shares were issued and outstanding and as of December 31, 2005, no shares were issued and outstanding.  The preferred stock is convertible in to common shares at a conversion rate of $2.00 per common share. The preferred stock is non-redeemable and has no preferred liquidation preference or dividend preference to the common shareholders.

Common Stock - The Company has authorized 9,000,000 shares of common stock, $0.001 par value. As of December 31, 2006 and 2005, 1,000,000 shares were issued and outstanding.

On October 31, 2006, the Company authorized an additional 8,900,000 shares of Common Stock,

On October 31, 2006, the Company authorized 1,000,000 shares of preferred stock, $.001 par valued per share, 500,000 of which were designated as Series A Convertible Preferred Stock.

On October 31, 2006, we declared a reverse stock split of .855 share to 1 share on outstanding common stock, and immediately thereafter a stock split of 1000 to 1 for each share of outstanding common stock.  All references to stock issuances and per share data have been reflected in these financial statements.

On November 7, 2006, the Company issued 92,500 share of Series A Preferred stock upon investment of $185,000 from three private investors.

On November 7, 2006, the Company issued 1,100 shares of Series A Preferred stock in payment $2,200 of interest expense.

NOTE 5   INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes".  SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards. The Company has available at December 31, 2006 and 2005 operating loss carryforwards of approximately $385,000 and $0, respectively, which may be applied against future taxable income and which expires in various years through 2026.

WEBMAYHEM INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 5   INCOME TAXES - Continued

The amount of and ultimate realization of the benefits from the operating loss carryforward for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the loss carryforward and significant changes in the ownership of the Company, a valuation allowance has been established equal to the tax effect of the loss carryforward and, therefore, no deferred tax asset has been recognized for the loss carryforward. The net deferred tax asset is approximately $133,700 and $0, as of December 31, 2006 and 2005, respectively, with an offsetting valuation allowance of the same amount.

The change in the valuation allowance was $133,700 and $0, for the years ended December 31, 2006 and 2005, respectively

NOTE 6   SUBSEQUENT EVENTS

On February 27, 2007, the Company was acquired Wizzard Software Corporation pursuant to a plan of merger signed February 27, 2007.  The merger called for the Wizzard Software Corporation to pay $350,000 and to issue 5,326,320 shares of “restricted” shares of common stock valued at $16,298,539 for 100% of the outstanding stock of Webmayhem Inc.  As part of the merger, the Wizzard Software Corporation agreed to issue additional shares of common stock upon Webmayhem achieving certain production and financial results.  As of December 31, 2006, the Wizzard Software Corporation had advance Webmayhem Inc. $50,000, which is recorded as a note payable.

(b) The required pro forma financial statements of the Company and Webmayhem, taking into account the Closing of the Merger Agreement.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined consolidated balance sheet and statements of operations reflects adjustments to Wizzard Software Corporation (Wizzard) historical consolidated balance sheet as of December 31, 2006 and the consolidated statements of operations for the years ended December 31, 2006 and 2005, to give effect to:

•

The acquisition of Webmayhem Inc. (Webmayhem), which was completed February 27, 2007, and the related issuance of 5,326,320 shares of common stock, as if both had occurred on January 1, 2005;

The acquisition is treated as a purchase transaction and, as such, the purchase price allocation which is based upon preliminary estimates of fair market value of the assets acquired, is subject to change based on refinements as additional information, including the final determination of the Webmayhem purchase price.  The unaudited pro forma combined statement of operations is not necessarily indicative of Webmayhem’s actual results of operations assuming the transaction had been completed on January 1, 2005, nor do they purport to represent Webmayhem’s results of operations for future periods.

The following unaudited pro forma combined consolidated balance sheet has been prepared assuming the acquisition of Webmayhem occurred on December 31, 2006 and reflects adjustments to Wizzard’s historical consolidated balance sheet at December 31, 2006 to give effect to this transaction.

The unaudited pro forma combined consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Wizzard.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

	Historical
	Wizzard	Webmayhem
	Year Ended	Year Ended
	December 31	December 31	Pro Forma		Pro Forma
	2006	2006	Adjustments		As Adjusted	(a)

Total revenues	$2,943,578	$485,328	$-		$3,428,906
Cost of sales	1,879,463	593,561	-		2,473,024
	1,064,115	(108,233)	-		955,882

General and administrative	4,466,091	319,515	626,307	(b)	5,411,913
Selling	578,722	12,164	-		590,886
Research and development	76,150	-	-		76,150
Impairment of goodwill	289,670	-	-		289,670
Total cost and expenses	5,410,633	331,679	626,307		6,368,619

Operating loss	(4,346,518)	(439,912)	(626,307)		(5,412,737)

Interest income	14,664	-	-		14,664
Extension of note	(382,500)	-	-		(382,500)
Interest expense	(184,421)	(2,200)	-		(186,621)
Other income	105,052	17	-		105,069
Loss before income taxes	(4,793,723)	(442,095)	(626,307)		(5,862,125)
Income tax benefit/(expense)	-	-	-		-
Net income (loss)	$(4,793,723)	$(442,095)	$(626,307)		$(5,862,125)

Loss per share:
Basic and diluted	$(.14)				$(.15)

Weighted-average common shares outstanding
Basic and diluted	33,217,094		5,326,320	(c)	38,543,414

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

	Historical
	Wizzard	Webmayhem
	Year Ended	Year Ended
	December 31	December 31	Pro Forma		Pro Forma
	2005	2005	Adjustments		As Adjusted	(a)

Total revenues	$1,694,075	$96,426	$-		$1,790,501
Cost of sales	991,005	71,714	-		1,062,719
	703,070	24,712	-		727,782

General and administrative	3,444,517	134,464	487,200	(b)	4,066,181
Selling	457,636	8,726	-		466,362
Research and development	69,089	-	-		69,089
Impairment of goodwill	1,191,967	-	-		1,191,967
Total cost and expenses	5,163,209	143,190	487,200		5,793,599

Operating loss	(4,460,139)	(118,478)	(487,200)		(5,065,817)

Loss on disposal of assets	(4,527)	-	-		(4,527)
Interest income	36,540	-	-		36,540
Interest expense	(1,538,736)	-	-		(1,538,736)
Other income	-	-	-		-
Loss before income taxes	(5,966,862)	(118,478)	(487,200)		(6,572,540)
Income tax benefit/(expense)	-	-	-		-
Net income (loss)	$(5,966,862)	$(118,478)	$(487,200)		$(6,572,540)

Loss per share:
Basic and diluted	$(.20)				$(.18)

Weighted-average common shares outstanding
Basic and diluted	30,334,269		5,326,320	(c)	35,660,589

Notes to the Unaudited pro forma combined consolidated statements of operations

(a)

The Pro Forma Statements of Operations assumes that the Webmayhem acquisition occurred on January 1, 2005. For purposes of the Pro Forma Statements of Operations for the years ended December 31, 2006 and 2005, Webmayhem's historical statements of operations for the years ended December 31, 2006 and 2005 were combined with Wizzard’s historical statements of operations for the years ended December 31, 2006 and 2005.

(b)

Reflects adjustments for additional wages and taxes assuming the Webmayhem acquisition occurred on January 1, 2005:

	For the Years Ended December 31,
Wages, Payroll Taxes and Consulting Fees:	2006	2005
Management Services - Webmayhem	$(50,000)	$(120,000)
Wages and Taxes paid by Webmayhem	(80,765)	-
Estimated Wages and Taxes	784,960	607,200
Conversion of contractor to employee	(27,888)	-
	$626,307	$487,200

(c)

Shares issued in connection with acquisition of Webmayhem assumed to be outstanding for the entire periods presented.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
December 31, 2006

	Historical
	Wizzard	Webmayhem
	December 31,	February 28,	Pro Forma		Pro Forma
	2006	2007	Adjustments		As Adjusted

Assets:
Current Assets
Cash	$2,685,068	$23,795	$(252,331)	(a)	$2,456,532
Accounts receivable	371,636	79,438	897	(d)	451,971
Inventory	10,878	-	-		10,878
Prepaid expenses	47,487	-	-		47,487
Notes receivable	50,000	-	(50,000)	(a)	-
Total current assets	3,165,069	103,233	(301,434)		2,966,868
Leased equipment, net	107,880	-	-		107,880
Property and equipment, net	75,922	37,147	-		113,069
Goodwill	945,795	-	16,993,166	(a,c,d)	17,912,420
Other assets	3,582	-	-		3,582
Total assets	$4,298,248	$140,380	$16,691,732		$21,103,819
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$337,758	$354,787	$54,198	(c)	$720,202
Accrued expenses	376,776	12,704	111,884	(c)	501,364
Current portion of capital lease	37,813	-	-		37,813
Notes payable, net	107,600	50,000	(50,000)	(a)	107,600
Deferred revenue	20,142	-	-		20,142
Total current liabilities	880,089	417,491	116,082		1,387,121
Capital lease	81,411	-			81,411
Total liabilities	961,500	417,491	116,082		1,468,532
Stockholders’ equity:
Preferred stock	-	-	-		-
Series “A” preferred stock	-	94	(94)	(b)	-
Common stock	35,215	1,000	4,326	(b)	40,541
Additional paid-in-capital	27,570,632	357,106	15,936,107	(b)	43,863,845
Retained earnings (deficit)	(24,269,099)	(635,311)	635,311	(b)	(24,269,099)
Total stockholders’ equity	3,336,748	(277,111)	16,575,650		19,635,287
Total liabilities and stockholders’ equity	$4,298,248	$140,380	$16,691,732		$21,103,819

Notes to the unaudited pro forma combined consolidated balance sheet at December 31, 2006

(a)

The purchase price and preliminary adjustments to historical book value of Webmayhem as a result of the acquisition are as follows:

Cash	$23,795
Accounts receivable	79,438
Property equipment	37,147
Accounts payable	(354,787)
Accrued liabilities	(12,704)
Note payable - Wizzard	(50,000)
Net liabilities assumed in excess of assets	(277,111)
Goodwill	16,827,981
Purchase price	$16,550,870

(b)

The adjustments to paid-in capital, retained earnings, and common stock as a result of the acquisition are as follows:

Series A preferred stock:
Elimination of Webmayhem's equity	$(94)

Common stock:
Elimination of Webmayhem's equity	(1,000)
Value of Wizzard common stock issued	5,326
Total adjustments to common stock	$4,326

Additional paid-in capital:
Elimination of Webmayhem's equity	(357,106)
Value of Wizzard common stock issued	16,293,213
Total adjustments to paid-in capital	$15,936,107

Retained earnings:
Elimination of Webmayhem's pre-business combination	$635,311

Total adjustments to equity	$16,575,650

(c)

Reflects the adjustments for estimated unpaid balances related to the Webmayhem acquisition:

Unpaid balances:
Accrued purchase price	$100,000
Accounts payable	54,198
Accrued expenses	11,884
Total amount to be paid	$166,082

(d)

Reflects the adjustments to Accounts Receivable related to the Webmayhem acquisition:

Accounts receivable	$(897)

(c)(i) Registrant's Exhibits:

Exhibit Index

99.1 Press Release dated March 16, 2007*

*Previously filed with the original 8-K Current Report dated March 16, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZZARD SOFTWARE CORPORATION

Date:	May 14, 2007	By:	/s/Christopher J. Spencer
Christopher J. Spencer
CEO and President